     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           CONCUR TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             7372                            91-1608052
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                              6222 185TH AVENUE NE
                           REDMOND, WASHINGTON 98052
                                 (425) 702-8808
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                S. STEVEN SINGH
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              6222 185TH AVENUE NE
                           REDMOND, WASHINGTON 98052
                                 (425) 702-8808
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

             MATTHEW P. QUILTER, ESQ.                               CURTIS L. MO, ESQ.
               HORACE L. NASH, ESQ.                            PATRICIA MONTALVO TIMM, ESQ.
                KEVIN S. CHOU, ESQ.                                ANGENETTE LYNCH, ESQ.
                FENWICK & WEST LLP                            BROBECK, PHLEGER & HARRISON LLP
               TWO PALO ALTO SQUARE                                TWO EMBARCADERO PLACE
            PALO ALTO, CALIFORNIA 94306                               2200 GENG ROAD
                  (650) 494-0600                                PALO ALTO, CALIFORNIA 94303
                                                                      (650) 424-0160
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        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-74685

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
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                                                               PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES TO       AMOUNT TO BE         OFFERING PRICE          AGGREGATE             AMOUNT OF
BE REGISTERED                             REGISTERED(1)          PER SHARE(2)       OFFERING PRICE(2)      REGISTRATION FEE
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Common Stock, par value $0.001 per
  share..............................        230,000                $43.50             $10,005,000              $2,782
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(1) Includes 30,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated pursuant to Rule 457(c) solely for the purpose of calculating the amount of the registration fee.
                            ------------------------

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

                                EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1. Incorporated by reference herein is, in its entirety, the Registration Statement on Form S-1 (File No. 333-74685) of Concur
Technologies, Inc., which was declared effective by the Securities and Exchange
Commission on April 15, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redmond, State of Washington, on the 16th day of April, 1999.

                                          CONCUR TECHNOLOGIES, INC.

                                          By:      /s/ S. STEVEN SINGH
                                            ------------------------------------
                                                      S. Steven Singh
                                             President, Chief Executive Officer
                                                         and Director

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      NAME                                       TITLE                      DATE
                      ----                                       -----                      ----

              /s/ S. STEVEN SINGH                 President, Chief Executive Officer   April 16, 1999
------------------------------------------------   and Director (principal executive
                S. Steven Singh                                officer)

             /s/ STERLING R. WILSON                   Chief Financial Officer and      April 16, 1999
------------------------------------------------      Executive Vice President of
               Sterling R. Wilson                   Operations (principal financial
                                                   officer and principal accounting
                                                               officer)

               MICHAEL W. HILTON*                 Chairman of the Board of Directors   April 16, 1999
------------------------------------------------      and Chief Technical Officer
               Michael W. Hilton

               JEFFREY D. BRODY*                               Director                April 16, 1999
------------------------------------------------
                Jeffrey D. Brody

              NORMAN A. FOGELSONG*                             Director                April 16, 1999
------------------------------------------------
              Norman A. Fogelsong

               RUSSELL P. FRADIN*                              Director                April 16, 1999
------------------------------------------------
               Russell P. Fradin

              EDWARD P. GILLIGAN*                              Director                April 16, 1999
------------------------------------------------
               Edward P. Gilligan

             MICHAEL J. LEVINTHAL*                             Director                April 16, 1999
------------------------------------------------
              Michael J. Levinthal

             JAMES D. ROBINSON III*                            Director                April 16, 1999
------------------------------------------------
             James D. Robinson III

          *By: /s/ STERLING R. WILSON
  --------------------------------------------
               Sterling R. Wilson
                Attorney-in-Fact

                                 EXHIBIT INDEX

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
                                                                         SEQUENTIALLY
EXHIBIT                                                                    NUMBERED
NUMBER                       DESCRIPTION OF DOCUMENT                         PAGE
-------    ------------------------------------------------------------  ------------
  5.01     Opinion of Fenwick & West LLP...............................
 23.01     Consent of Ernst & Young LLP, Independent Auditors..........
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